Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Apurva Dhruv, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Verus International, Inc. on Form 10-Q for the period ended July 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Verus International, Inc.

Date: September 16, 2022

By:	/s/ Apurva Dhruv
Name:	Apurva Dhruv
Title:	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)